BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock S&P 500 Index V.I. Fund

(the “Fund”)

Supplement dated February 10, 2014

to the Fund’s Statement of Additional Information dated May 1, 2013

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Fund is deleted in its entirety and replaced with the following:

S&P 500 Index V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher Bliss, CFA, CPA	57	163	91	0	0	0
	$43.64 Billion	$415.7 Billion	$244.5 Billion	$0	$0	$0
Greg Savage, CFA	240	84	1	0	0	0
	$409.9 Billion	$60.63 Billion	$37.95 Billion	$0	$0	$0
Alan Mason[1]	24	636	944	0	0	0
	$10.34 Billion	$366.4 Billion	$298.8 Billion	$0	$0	$0

1 Information for Mr. Mason is provided as of December 31, 2013.

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 4. Messrs. Corallo, Bliss, Savage, Green, Ramkumar and Christofel” is deleted in its entirety and replaced with the following:

4. Messrs. Bliss, Savage, Mason, Green, Ramkumar and Christofel

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Philip Green Sunder Ramkumar, CFA Justin Christofel, CFA	Managed Volatility V.I.	Messrs. Green, Ramkumar, and Christofel’s performance is not measured against a specific benchmark.
Christopher Bliss, CFA, CPA Greg Savage, CFA Alan Mason	S&P 500 Index V.I.	Messrs. Bliss, Savage and Mason’s performance is not measured against a specific benchmark.

The last sentence under the subsection captioned “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Ms. Anderson and Messrs. King, Kemp, Shearer, Hart, Keenan, Bristow, Green, Bliss, Savage, Mason, Rieder, Miller, Balaraman, and Coyle have unvested long-term incentive awards.

Shareholders should retain this Supplement for future reference.

SAI-VARS&P-0114SUP